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                                                                    EXHIBIT 99.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-C

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 17, 1999,and with respect to the performance of the Trust during the month of April, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1)  The total amount of the
          distribution to Class A
          Certificateholders, per $1,000
          original certificate principal amount            $          4.6100000

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount                     $          4.6100000

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A
          Certificates, per $1,000 original
          certificate principal amount                     $          0.0000000
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     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class A Investor
          Charge Offs                                      $          0.0000000

          (2)  The amount of Class A Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                 $          0.0000000

          (3)  The total amount reimbursed in
          respect of Class A Investor Charge Offs          $          0.0000000

          (4)  The amount set forth in paragraph
          3 above, per $1,000 original certificate
          principal amount                                 $          0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect
          to all transactions on such Distribution
          Date                                             $          0.0000000

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution
          to Class B Certificatedholders, per $1,000
          original certificate principal amount            $          4.7211113

          (2)  The amount of the distribution set
          forth in paragraph 1 above in respect of
          interest on the Class B Certificates, per
          $1,000 original cerificate principal amount      $          4.7211113

          (3) The amount of the distribution set
          forth in paragraph 1 above in respect
          of principal on the Class B Certificates,
          per $1,000 original cerificate principal
          amount                                           $          0.0000000

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     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class B Investor
          Charge Offs                                      $          0.0000000

          (2)  The amount of Class B Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                 $          0.0000000

          (3)  The total amount reimbursed in
          respect of Class B Investor Charge Offs          $          0.0000000

          (4)  The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount                                 $          0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date                                             $          0.0000000


                                             First USA Bank, NA,
                                             as Servicer


                                             By    /s/ Tracie H. Klein
                                                 -------------------------------
                                                       Tracie H. Klein
                                                       First Vice President